Income and mining taxes - Movement in the net deferred tax liabilities (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME AND MINING TAXES
Balance at the beginning of the year	$ (48.3)	$ (56.3)
Recognized in net loss	(5.2)	3.0
Recognized in other comprehensive income	0.0	4.8
Recognized as foreign exchange	0.0	0.2
Reclassified as held-for-sale or disposed of	0.0	0.0
Total movement in the net deferred tax liabilities	$ (53.5)	$ (48.3)